Exhibit 10.1

                               SECURITY AGREEMENT


      THIS SECURITY AGREEMENT (this "Agreement") is made effective October 28, 2005 by and between El Capitan Precious Metals, Inc., a Delaware corporation ("El Capitan - Delaware"), and Whitebox Intermarket Partners, L.P., a British Virgin Islands limited partnership ("WIP").

                                    RECITALS

      A. El Capitan - Delaware is the wholly owned subsidiary of El Capitan Precious Metals, Inc., a Nevada corporation ("El Capitan - Nevada").

      B. El Capitan and WIP entered into a Purchase Agreement dated October 28, 2005 (the "Purchase Agreement"), pursuant to which WIP purchased a secured convertible promissory note in the aggregate principal amount of $750,000 (the "Note") and a warrant to purchase shares of El Capitan - Nevada's Common Stock (the "Warrant") in consideration of a $750,000 loan (the "Loan"). WIP is referred to herein as the "Secured Party."

      C. As part of the Purchase Agreement, El Capitan - Nevada has granted to WIP and its affiliates an option to purchase an additional secured convertible promissory note in the aggregate principal amount of $550,000 (the "Additional Note") and an additional warrant to purchase Common Stock (the "Additional Warrant"). WIP exercised this option on January 11, 2006.

      C. As a condition to making the Loan and the purchase of the Additional Note and Additional Warrant, El Capitan - Delaware has agreed to pledge to Secured Party all of its assets, subject to no other security interest.

      NOW, THEREFORE, in consideration of the agreements herein and in reliance upon the representations and warranties set forth herein and therein, the parties agree as follows:

                                   ARTICLE 1.
                                  DEFINED TERMS

      1.1 DEFINITIONS. Unless otherwise defined herein or unless the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Uniform Commercial Code in effect in the State of Delaware (the "UCC"). In addition, the following terms when used in this Agreement, including its preamble and recitals, shall have the following meanings:

      "Loan Documents" means (a) this Agreement, (b) the Notes, (c) the Warrants, (d) a Registration Rights Agreement dated October 28, 2005 between El Capitan - Nevada and WIP (the "Registration Rights Agreement"), and (e) the Purchase Agreement.

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      "Notes" means each of the Note and the Additional Note.

      "Obligations" means the payment and other performance obligations under the Loan Documents.

      "Warrants" means each of the Warrant and the Additional Warrant.

                                   ARTICLE 2.
                                SECURITY INTEREST

      2.1 GRANT OF SECURITY INTEREST. To secure the timely payment and performance in full of the Obligations, El Capitan - Delaware does hereby assign, grant and pledge to Secured Party, subject to no other secured rights, all of the estate, right, title and interest of El Capitan - Delaware in and to the Collateral as more fully described on Exhibit A hereto, whether now owned or later acquired or created, and including all proceeds of the Collateral, whether cash or non-cash (the "Collateral").

      2.2 FINANCING STATEMENTS.

            (a) El Capitan - Delaware hereby authorizes Secured Party to file all financing statements, continuation statements, assignments, certificates, and other documents and instruments with respect to the Collateral pursuant to the UCC and otherwise as may be necessary or reasonably requested by Secured Party to perfect or from time to time to publish notice of, or continue or renew the security interests granted hereby (including, such financing statements, continuation statements, certificates, and other documents as may be necessary or reasonably requested to perfect a security interest in any additional property rights hereafter acquired by El Capitan - Delaware or in any replacements, products or proceeds thereof), in each case in form and substance satisfactory to Secured Party.

            (b) Secured Party will pay the cost of filing the same in all public offices where filing is necessary or reasonably requested by Secured Party and will pay any and all recording, transfer or filing taxes that may be due in connection with any such filing. El Capitan - Delaware grants Secured Party the right, at any time and at Secured Party's option, to file any or all such financing statements, continuation statements, and other documents pursuant to the UCC and otherwise as Secured Party reasonably may deem necessary or desirable.

            (c) El Capitan - Delaware hereby authorizes the filing of any financing statements or continuation statements, and amendments to financing statements, or any similar document in any jurisdictions and with any filing offices as Secured Party may reasonably determine are necessary or advisable to perfect the security interests granted to Secured Party. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as Secured Party may reasonably determine is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to Secured Party herein.

      2.3 DEBTOR REMAINS LIABLE.

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            (a) Anything herein  contained to the contrary  notwithstanding,  El
Capitan - Delaware shall remain liable under any contracts, agreements and other documents included in the Collateral, to perform all of the obligations undertaken by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and Secured Party shall have no obligations or liabilities under any such contracts, agreements or other documents by reason of or arising out of this Agreement, nor shall Secured Party be required or obligated in any manner to perform or fulfill any obligations of El Capitan - Delaware thereunder or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by them or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

            (b) If any default by El Capitan - Delaware under any of the contracts, agreements or other documents shall occur, Secured Party shall, at its option, be permitted (but shall not be obligated) to remedy any such default by giving written notice of such intent to El Capitan - Delaware and to the parties to such contract, agreement or other document. Any cure by Secured Party of El Capitan - Delaware's default under any such contract, agreement or other document shall not be construed as an assumption by Secured Party of any obligations, covenants or agreements of El Capitan - Delaware contained in such contract, agreement or other document, and Secured Party shall not incur any liability to El Capitan - Delaware or any other person as a result of any actions undertaken by Secured Party in curing or attempting to cure any such default. This Agreement shall not be deemed to release or to affect in any way the obligations of El Capitan - Delaware under any of such contracts, agreements or other documents.

      2.4 DELIVERY OF CERTIFICATES. All certificates and other instruments representing or evidencing El Capitan - Delaware's ownership of shares of capital stock of El Capitan, Ltd., an Arizona corporation or any other entity, including any subsidiary of El Capitan - Delaware (collectively, the "Pledged Equity Interests") shall be delivered to and held by or on behalf of Secured Party, or its designee in the manner set forth in Section 4.12 below.

      2.5 INTENTIONALLY OMITTED.

      2.6 VOTING RIGHTS; DIVIDENDS. As long as no Event of Default, or event which with the giving of notice or lapse of time would constitute an Event of Default shall have occurred and be continuing:

            (a) El Capitan - Delaware shall be entitled to exercise any and all voting or consensual rights relating to the Pledged Equity Interests for any purpose not inconsistent with the terms of this Agreement; provided, however, that El Capitan - Delaware shall not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Collateral; and

            (b) El Capitan - Delaware shall be entitled to receive and retain any and all ordinary cash dividends payable in respect of the Pledged Equity Interests.

                                   ARTICLE 3.
                    REPRESENTATIONS AND WARRANTIES OF DEBTOR

      El Capitan - Delaware makes the following representations and warranties to and in favor of Secured Party as of January 20, 2006. All of these representations and warranties shall survive the execution and delivery of this
Agreement:

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

      3.1 ORGANIZATION. El Capitan - Delaware:

            (a) is a corporation duly incorporated and validly existing and in good standing under the laws of the State of Delaware;

            (b) is duly qualified, authorized to do business as a foreign corporation in each U.S. and foreign jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary; and

            (c) has the corporate power (A) to carry on its business as now being conducted and as proposed to be conducted by it, (B) to execute, deliver and perform this Agreement, (C) to take all action as may be necessary to consummate the transactions contemplated hereunder, and (D) to grant the liens and security interests provided for in this Agreement.

      3.2 OFFICES, LOCATION OF COLLATERAL. The chief executive office or chief place of business of El Capitan - Delaware is located at 14301 North 87th Street, Scottsdale, Arizona, 85260.

      3.3 TITLE AND LIENS. El Capitan - Delaware has good, valid, and marketable title to the Collateral, free from all liens and encumbrances of any kind. As a result of this Agreement, Secured Party will have a first priority security interest in the Collateral, subordinate to no other security interest.

      3.4 AUTHORIZATION; NO CONFLICT. El Capitan - Delaware has duly authorized, executed and delivered this Agreement, and El Capitan - Delaware's execution and delivery hereof and its consummation of the transactions contemplated hereby and the compliance with the terms thereof:

            (a) does not or will not contravene any legal requirements applicable to or binding on El Capitan - Delaware which could reasonably be expected to have a material adverse effect upon the Collateral or Secured Party's rights therein;

            (b) does not or will not contravene or result in any breach of or constitute any default, or result in or require the creation of any lien upon any of El Capitan - Delaware's property, under any agreement or instrument to which El Capitan - Delaware is a party or by which it or any of its properties may be bound or affected; and

            (c) does not or will not require the consent or approval of any third party which has not already been obtained.

      3.5 ENFORCEABILITY. This Agreement is a legal, valid and binding obligation of Secured Party, enforceable against El Capitan - Delaware in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights or by the effect of general equitable principles.

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

      3.6 UCC ARTICLE 8. All shares of common stock of El Capitan, Ltd., an Arizona corporation, owned by the El Capitan-Delaware, and shares of capital stock of any subsidiary of the El Capitan - Delaware or of any other entity in which El Capitan - Delaware owns an interest, that are part of the Collateral, are securities governed by Article 8 of the UCC.

                                   ARTICLE 4.
                               COVENANTS OF DEBTOR

  El Capitan - Delaware covenants to and in favor of Secured Party as follows:

      4.1 COMPLIANCE WITH OBLIGATIONS. El Capitan - Delaware shall perform and comply in all material respects with all obligations and conditions on its part to be performed with respect to the Collateral.

      4.2 INFORMATION CONCERNING COLLATERAL. El Capitan - Delaware shall, promptly upon request, provide to Secured Party all information and evidence they it reasonably requests concerning the Collateral to enable Secured Party to enforce the provisions of this Agreement.

      4.3 DEFENSE OF COLLATERAL. El Capitan - Delaware shall defend its title to the Collateral and the interests of Secured Party in the Collateral pledged hereunder against the claims and demands of all third parties whomsoever.

      4.4 MAINTENANCE OF COLLATERAL. El Capitan - Delaware shall not (i) fail to deliver to Secured Party a copy of each demand or notice received or given by it relating to any contract or agreement of El Capitan - Delaware or to any other Collateral which could reasonably be expected to have a material adverse effect upon the Collateral or Secured Party's rights therein, or (ii) except as otherwise permitted herein, sell, contract to sell, assign, transfer or dispose of any of the Collateral, except in the ordinary course of business, or with the consent of Secured Party, which consent will not be unreasonably withheld.

      4.5 EVENTS OF DEFAULT. El Capitan - Delaware shall give to Secured Party prompt notice of any material default with respect to the Collateral of which El Capitan - Delaware has knowledge or has received notice.

      4.6 PRESERVATION OF VALUE; LIMITATION OF LIENS. El Capitan - Delaware shall not take any action in connection with the Collateral which would impair in any material respect the interests or rights of Secured Party therein or with respect thereto, except as expressly permitted hereby; provided, however, that nothing in this Agreement shall prevent El Capitan - Delaware, prior to the exercise by Secured Party of any rights pursuant to the terms hereof, from undertaking El Capitan - Delaware's operations in the ordinary course of business. El Capitan - Delaware shall not directly or indirectly create, incur, assume or suffer to exist any liens on or with respect to all or any part of the Collateral (other than the lien created by this Agreement). El Capitan - Delaware shall at its own cost and expense promptly take such action as may be necessary to discharge any such liens.

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

      4.7 NO OTHER FILINGS. El Capitan - Delaware shall not file or authorize to be filed in any jurisdiction any financing statements under the UCC or any like statement relating to the Collateral.

      4.8 MAINTENANCE OF RECORDS. El Capitan - Delaware shall, at all times, keep accurate and complete records of the Collateral. El Capitan - Delaware shall permit representatives of Secured Party, upon reasonable prior notice, at any time during normal business hours of El Capitan - Delaware to inspect and make abstracts from El Capitan - Delaware's books and records pertaining to the Collateral. Upon the occurrence and during the continuation of any Event of Default, at Secured Party's request, El Capitan - Delaware shall promptly deliver copies of any and all such records to Secured Party.

      4.9 PAYMENT OF TAXES. El Capitan - Delaware shall pay or cause to be paid, before any fine, penalty, interest or cost attaches thereto, all taxes, assessments and other governmental or non-governmental charges or levies (other than those taxes that it is contesting in good faith and by appropriate proceedings, and in respect of which it has established adequate reserves for such taxes) now or hereafter assessed or levied against the Collateral pledged by them hereunder and shall retain copies of, and, upon request, permit Secured Party to examine receipts showing payment of any of the foregoing.

      4.10 NAME; JURISDICTION OF ORGANIZATION. El Capitan - Delaware shall give Secured Party at least 30 days prior written notice before El Capitan - Delaware changes its name, jurisdiction of organization or entity type and shall at the expense of El Capitan - Delaware execute and deliver such instruments and documents as may be required by Secured Party or applicable legal requirements to maintain a first perfected security interest in the Collateral.

      4.11 PROCEEDS OF COLLATERAL. Except as otherwise specified herein, El Capitan - Delaware shall, at all times, keep pledged to Secured Party pursuant hereto all Collateral and all dividends, distributions, interest, principal and other proceeds received by El Capitan - Delaware with respect thereto, and all other Collateral and other securities, instruments, proceeds and rights from time to time received by or distributable to El Capitan - Delaware in respect of any Collateral, and shall not permit any issuer of such Collateral to issue any shares of stock or other equity interests which shall not have been immediately duly pledged to Secured Party hereunder.

      4.12 DELIVERY OF PLEDGED EQUITY INTERESTS. Certificates or instruments representing or evidencing the Pledged Equity Interests shall be delivered to and held by or on behalf of Secured Party pursuant hereto. All such certificates or instruments shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance acceptable to Secured Party. Secured Party shall have the right, at any time in its discretion and without prior notice to El Capitan - Delaware, following the occurrence and during the continuation of an Event of Default, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged Equity Interests and to exchange certificates or instruments representing or evidencing Pledged Equity Interests for certificates or instruments of smaller or larger denominations; provided, however, that once such Event of Default has been cured, Secured Party will promptly transfer to or register in the name or cause its nominees to transfer to or to register in the name of El Capitan - Delaware all such Pledged Equity Interests. In furtherance of the foregoing, El Capitan - Delaware shall further execute and deliver to Secured Party stock powers in the form attached hereto as Exhibit B.

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

                                   ARTICLE 5.
                               RIGHTS AND REMEDIES

      5.1 EVENT OF DEFAULT DEFINED. Any failure of El Capitan - Delaware or El Capitan - Nevada to materially comply with any covenant, agreement, term or provision contained in this Agreement, the Purchase Agreement or the Registration Rights Agreement or any event of default under any of the Notes (incorporating any applicable cure periods) (including events of non-compliance with this Agreement as described in the Notes) shall constitute an "Event of Default" hereunder. Without limiting the foregoing, it is intended that any event of default under the Additional Note will constitute an event of default under the Note.

      5.2 REMEDIES UPON EVENT OF DEFAULT.

            (a) During any period during which an Event of Default shall have occurred and be continuing, Secured Party may (but shall be under no obligation to), directly or by using an agent or broker:

                  (i) proceed to protect and enforce the rights vested in it by this Agreement and under the UCC;

                  (ii) cause all moneys and other property pledged as security to be paid and/or delivered directly to it, and demand, sue for, collect and receive any such moneys and property;

                  (iii) cause any action at law or suit in equity or other proceeding to be instituted and prosecuted to collect or enforce any Obligations of El Capitan - Delaware or rights included in the Collateral, or for specific enforcement of any covenant or agreement contained herein, or in aid of the exercise of any power therein or herein granted, or for any foreclosure hereunder and sale under a judgment or decree in any judicial proceeding, or to enforce any other legal or equitable right vested in it by this Agreement or by law;

                  (iv) foreclose or enforce any other agreement or other instrument by or under or pursuant to which the Obligations of El Capitan - Delaware are issued or secured;

                  (v) subject to Section 5.2(b), sell, lease or otherwise dispose of any or all of the Collateral, in one or more transactions, at such prices as Secured Party may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, at any broker's board or at public or private sale, without demand of performance or notice of intention to sell, lease or otherwise dispose of, or of time or place of disposition (except such notice as is required by applicable statute and cannot be waived), it being agreed that Secured Party may be purchasers or lessees on their own behalf at any such sale and that Secured Party or anyone else who may be the purchaser, lessee or recipient for value of any or all of the Collateral so disposed of shall, upon such disposition, acquire all of El Capitan - Delaware's rights therein. Secured Party may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the same, and such sale may, without further notice or publication, be made at any time or place to which the same may be so adjourned. If Secured Party sells any of the Collateral upon credit, after reasonable inquiry as to the credit worthiness of the purchaser, El Capitan - Delaware will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and El Capitan - Delaware shall be credited with the proceeds of the sale;

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                  (vi) incur expenses,  including  reasonable  attorneys'  fees, consultants' fees, and other costs appropriate to the exercise of any right or power under this Agreement;

                  (vii)  perform  any   obligation  of  El  Capitan  -  Delaware
hereunder and make payments, purchase, contest or compromise any encumbrance, charge, or lien, and pay taxes and expenses;

                  (viii) make any reasonable compromise or settlement deemed desirable with respect to any or all of the Collateral and extend the time of payment, arrange for payment installments, or otherwise modify the terms of, any or all of the Collateral;

                  (ix) secure the appointment of a receiver of any or all of the Collateral;

                  (x) exercise any other or additional rights or remedies granted to Secured Party under any other provision of this Agreement or exercisable by a secured party under the UCC, whether or not the UCC applies to the affected Collateral, or under any other applicable law and take any other action which Secured Party deem necessary or desirable to protect or realize upon their security interests in the Collateral or any part thereof; and/or

                  (xi) appoint a third party (who may be an employee, officer or other representative of Secured Party) to do any of the foregoing, or take any other action permitted hereunder, on behalf of Secured Party.

            (b) If, pursuant to any law, prior notice of any action described in
Section 5.2(a) is required to be given to El Capitan - Delaware, El Capitan - Delaware hereby acknowledges that the minimum time required by such law, or if no minimum is specified, ten days, shall be deemed a reasonable notice period.

            (c) Any action or proceeding to enforce this Agreement may be taken by Secured Party either in El Capitan - Delaware's name or in Secured Party's name, as Secured Party may deem necessary.

            (d) All rights of marshalling of assets of El Capitan - Delaware, including any such right with respect to the Collateral, are hereby waived by El Capitan - Delaware.

            (e) Secured Party shall incur no liability as a result of the sale of any or all of the Collateral at any private sale pursuant to Section 5.2(a) conducted in a commercially reasonable manner. El Capitan - Delaware hereby waives any claims against Secured Party arising by reason of the fact that the price at which any or all of the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree.

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      5.3  ATTORNEY-IN-FACT.  Upon the occurrence and during the continuation of an Event of Default, El Capitan - Delaware hereby irrevocably constitutes and appoints Secured Party as its true and lawful attorney-in-fact to enforce all rights of El Capitan - Delaware with respect to the Collateral, including the right to give appropriate receipts, releases and satisfactions for and on behalf of and in the name of El Capitan - Delaware or, at the option of Secured Party, in the name of Secured Party, with the same force and effect as El Capitan - Delaware could do if this Agreement had not been made. If Secured Party shall so elect after the occurrence and during the continuation of an Event of Default hereunder, Secured Party shall have the right at all times to settle, compromise, adjust, or liquidate all claims or disputes directly with El Capitan
- Delaware or any obligor of El Capitan - Delaware upon such terms and conditions as Secured Party may determine in its sole discretion, and to charge all costs and expenses thereof (including reasonable attorneys' fees and charges) to El Capitan - Delaware's account and to add them to the Obligations whereupon such costs and expenses shall be and become part of the Obligations. This power of attorney is a power coupled with an interest and shall be irrevocable.

      5.4 EXPENSES; INTEREST. All costs and expenses (including reasonable attorneys' fees and expenses) incurred by Secured Party in connection with exercising any actions taken under Article 5, together with interest thereon (to the extent permitted by law) computed at a rate of 10% per annum (or if less, the maximum rate permitted by law) from the date on which such costs or expenses are invoiced to and become payable by El Capitan - Delaware, to the date of payment thereof, shall constitute part of the Obligations secured by this Agreement and shall be paid by El Capitan - Delaware to Secured Party within 10 days after written demand.

      5.5 NO IMPAIRMENT OF REMEDIES. If under applicable law, Secured Party proceeds by either judicial foreclosure or by non-judicial sale or enforcement, Secured Party may, at its sole option, determine which of its remedies or rights to pursue without affecting any of its rights and remedies under this Agreement. If, by exercising any right and remedy, Secured Party forfeits any of its other rights or remedies, including any right to enter a deficiency judgment against El Capitan - Delaware or any third party (whether because of any applicable law pertaining to "election of remedies" or the like), El Capitan - Delaware nevertheless hereby consents to such action by Secured Party. To the extent permitted by applicable law, El Capitan - Delaware also waives any claim based upon such action, even if such action by Secured Party results in a full or partial loss of any rights of subrogation, indemnification or reimbursement which El Capitan - Delaware might otherwise have had but for such action by Secured Party or the terms herein. Any election of remedies which results in the denial or impairment of the right of Secured Party to seek a deficiency judgment against any third party shall not, to the extent permitted by applicable law, impair El Capitan - Delaware's obligations hereunder. If Secured Party bids at any foreclosure or trustee's sale or at any private sale permitted by law or this Agreement, Secured Party may bid all or less than the amount of the Obligations. To the extent permitted by applicable law, the amount of the successful bid at any such sale, whether Secured Party or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations.

                                   ARTICLE 6.
                                 CERTAIN WAIVERS

      6.1 MODIFICATION OF OBLIGATIONS. El Capitan - Delaware's liability hereunder shall not be reduced, limited, impaired, discharged or terminated if Secured Party at any time with El Capitan - Delaware s consent (or, to the extent permissible by the terms of the Loan Documents and law, without notice to or demand of El Capitan - Delaware):

            (a) renews, extends, accelerates, increases the rate of interest on, or otherwise changes the time, place, manner or terms, or otherwise modifies any of the Obligations (including any payment terms);

            (b) extends or waives the time for El Capitan - Delaware's performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Loan Documents, or waives such performance or compliance or consents to a failure of, or departure from, such performance or compliance;

            (c) settles, compromises, releases or discharges, or accepts or refuses any offer of performance with respect to, or substitutions for, any of the Obligations or any agreement relating thereto and/or subordinates the payment of the same to the payment of any other obligations; (d) requests and accepts other guaranties of any of the Obligations and takes and holds security for the payment hereof or any of the Obligations;

            (e) releases, surrenders, exchanges, substitutes, compromises, settles, rescinds, waives, alters, subordinates or modifies, with or without consideration, any security for payment of any of the Obligations, any other guaranties of any of the Obligations, or any other obligation of any third party with respect to any of the Obligations;

            (f) to the extent permitted by law, enforces and applies any security, if any, now or hereafter held by or for the benefit of Secured Party in respect hereof or any of the Obligations and directs the order or manner of sale thereof, or exercises any other right or remedy that Secured Party may have against any such security, in each case as Secured Party in its discretion may determine, including foreclosure on any collateral pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable; or

            (g) exercises any other rights available to it under any of the Loan Documents, at law or in equity.

      6.2 SECURITY INTERESTS ABSOLUTE. All rights of Secured Party and the security interests hereunder, and all obligations of El Capitan - Delaware hereunder, shall be absolute and unconditional irrespective of:

            (a) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under any Loan Document, at law, in equity or otherwise) with respect to any of the Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of any of the Obligations;

            (b) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, in any other Loan Document or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for any of the Obligations, in each case, whether or not in accordance with the terms hereof or any other Loan Document or any agreement relating to such other guaranty or security;

            (c) the application of payments received from any source (other than payments received from the proceeds of any security for any of the Obligations, except to the extent such security also serves as collateral for indebtedness other than the Obligations) to the payment of indebtedness of El Capitan - Delaware to Secured Party other than the Obligations, even though Secured Party might have elected to apply such payment to any part or all of the Obligations;

            (d) Secured Party's consent to the change, reorganization or termination of the corporate structure or existence of El Capitan - Delaware and to any corresponding restructuring of any of the Obligations;

            (e) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of El Capitan - Delaware as an obligor in respect of any of the Obligations;

            (f) any Obligations or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect

            (g) any defenses, set-offs or counterclaims which El Capitan - Delaware may allege or assert against Secured Party in respect of the Obligations; and

            (h) whether Secured Party makes, or does not or fails to make, any additional loan to El Capitan - Delaware subsequent to the date hereof.

      6.3 CERTAIN WAIVERS. Except as provided in Section 7.16, El Capitan - Delaware hereby waives any and all defenses afforded to a surety, including promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Agreement and any requirement that Secured Party protect, secure, perfect or insure any security interest or lien, or any property subject thereto, or exhaust any right or take any action against El Capitan - Delaware or any other third party or entity or any collateral securing any of the Obligations, as the case may be.

      6.4 POSTPONEMENT OF SUBROGATION. El Capitan - Delaware agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Agreement, by any payment made hereunder or otherwise, while this Agreement is in effect, unless such action is required to stay or prevent the running of any applicable statute of limitations. Any amount paid to El Capitan
- Delaware on account of any such subrogation rights prior to such time shall be held in trust for Secured Party and shall immediately be paid to Secured Party and credited and applied against the Obligations. Any time after this Agreement has terminated and if El Capitan - Delaware has made payment to Secured Party of all of the Obligations, or if an action is required to stay or prevent the running of any applicable statute of limitations, then, at El Capitan - Delaware's request, Secured Party will execute and deliver to El Capitan - Delaware appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to El Capitan - Delaware of an interest in the Obligations resulting from such payment by El Capitan - Delaware .

                                   ARTICLE 7.
                                  MISCELLANEOUS

      7.1 NOTICES. Any communications, including notices and instructions, between the parties hereto or notices provided herein to be given may be given to the following addresses:

            (a)   if to El Capitan - Delaware, at:

                  El Capitan Precious Metals, Inc.
                  14301 North 87th Street, Suite 216
                  Scottsdale, Arizona 85260
                  Attention: Charles C. Mottley, President and
                  Chief Executive Officer
                  Facsimile: (480) 607-7193

                  with a copy to:

                  Maslon Edelman Borman & Brand, LLP
                  90 South Seventh Street, Suite 3300
                  Minneapolis, Minnesota  55402
                  Attention: William M. Mower, Esq.
                  Facsimile: (612) 642-8358

            (b)   if to the Secured Party, in care of:

                  Whitebox Advisors, LLC
                  3033 Excelsior Boulevard, Suite 300
                  Minneapolis, Minnesota  55416
                  Attention: Jonathan Wood, Chief Financial Officer
                  Facsimile: (612) 253-6151

                  with a copy to:

                  Messerli & Kramer P.A.
                  150 South Fifth Street, Suite 1800
                  Minneapolis, Minnesota  55402
                  Attention: Jeffrey C. Robbins, Esq.
                  Facsimile: (612) 672-3777.

      All notices or other communications required or permitted to be given hereunder shall be made in writing and shall be considered given (a) when made if made by hand delivery, (b) one business day after being deposited with an overnight courier if made by a courier guaranteeing overnight delivery, (c) on the date indicated on the notice of receipt if made by first-class United States mail, with return receipt requested, and (d) upon confirmation if made by telecopier. Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by giving of notice to the other parties in the manner set forth hereinabove.

      7.2 DELAY AND WAIVER; REMEDIES CUMULATIVE. No failure or delay by Secured Party in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Any waiver, permit, consent or approval of any kind or character on the part of Secured Party of any breach or default under the Agreement or any waiver on the part of Secured Party of any provision or condition of this Agreement must be in writing and shall be effective only to the extent in such writing specifically set forth. No right, power or remedy herein conferred upon or reserved to Secured Party hereunder is intended to be exclusive of any other right, power or remedy, and every such right, power and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right, power and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy
hereunder,  or  otherwise,   shall  not  prevent  the  concurrent  assertion  or
employment of any other appropriate right or remedy. Resort to any or all security now or hereafter held by Secured Party may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken nonjudicial proceedings, or both.

      7.3 ENTIRE AGREEMENT. This Agreement and any agreement, document or instrument referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect of the subject matter hereof.

      7.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, exclusive of its conflict of laws rules.

      7.5 SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      7.6 HEADINGS. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

      7.7 WAIVER OF JURY TRIAL. EL CAPITAN - DELAWARE HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OR CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF SECURED PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY TO MAKE THE LOAN.

      7.8 CONSENT TO JURISDICTION. Each party hereto agrees that any legal action or proceeding with respect to or arising out of this Agreement may be brought in or removed to the federal or state courts located in Hennepin County, Minnesota, as Secured Party may elect. By execution and delivery of this Agreement, each party hereto accepts, for themselves and in respect of their property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereto irrevocably consents to the service of process out of any of the aforementioned courts in any manner permitted by law. Nothing herein shall affect the right of Secured Party to bring legal action or proceedings in any other competent jurisdiction. Each party hereto hereby waives any right to stay or dismiss any action or proceeding under or in connection with this Agreement brought before the foregoing courts on the basis of forum non-conveniens.

      7.9 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      7.10 COUNTERPARTS. This Agreement may be executed in one or more duplicate counterparts and when signed by all of the parties listed below, shall constitute a single binding agreement. Delivery of an executed signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart thereof.

      7.11 BENEFIT OF AGREEMENT. Nothing in this Agreement, express or implied, shall give or be construed to give, any person other than the parties hereto and their respective permitted successors, transferees and assigns any legal or equitable right, remedy or claim under this Agreement, or under any covenants and provisions of this Agreement, each such covenant and provision being for the sole benefit of the parties hereto and their respective permitted successors, transferees and assigns.

      7.12 AMENDMENTS AND WAIVERS. No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure therefrom shall be effective unless the same shall be in writing and signed by each of the parties hereto. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

      7.13 SURVIVAL OF AGREEMENTS. The provisions regarding the payment of expenses and indemnification obligations shall survive and remain in full force and effect regardless of the termination of this Agreement pursuant to Section 7.14.

      7.14 RELEASE AND SATISFACTION. Upon the indefeasible payment (whether in cash and/or other consideration which is satisfactory to Secured Party in their sole discretion) and performance in full of the Obligations, (i) this Agreement and the security interests created hereby shall terminate and Secured Party will return the Collateral, including all documentation evidencing or affecting the Collateral, and (ii) upon written request of El Capitan - Delaware, Secured
Party shall execute and deliver to El Capitan - Delaware, at El Capitan - Delaware 's expense and without representation or warranty by or recourse to Secured Party, releases and satisfactions of all financing statements, mortgages, notices of assignment and other registrations of security.

      7.15 REINSTATEMENT. This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time any payment pursuant to this Agreement is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, reorganization, liquidation of El Capitan - Delaware or upon the dissolution of, or appointment of any intervenor or conservator of, or trustee or similar official for, El Capitan - Delaware or any substantial part of El Capitan - Delaware's assets, or otherwise, all as though such payments had not been made.

      7.16 LIMITATION ON DUTY OF SECURED PARTY WITH RESPECT TO THE COLLATERAL. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty on Secured Party or any of its designated agents to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, Secured Party shall have no duty with respect to any Collateral and no implied duties or obligations shall be read into this Agreement against Secured Party. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment that is substantially equivalent to that which Secured Party accords its own property, it being expressly agreed, to the maximum extent permitted by applicable law, that Secured Party shall have no responsibility for (a) taking any necessary steps to preserve rights against any parties with respect to any Collateral or (b) taking any action to protect against any diminution in value of the Collateral, but, in each case, Secured Party may do so and all expenses reasonably incurred in connection therewith shall be part of the Obligations.

      IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed and delivered as of the date first written above.

El Capitan - Delaware:                        Secured Party:

El Capitan Precious Metals, Inc.,   Whitebox Intermarket Partners, L.P.,
a Delaware corporation              a British Virgin Islands Limited Partnership

By       /s/ Stephen J. Antol       By       /s/ Jonathon Wood
  ----------------------------        ------------------------------------------
Its       CFO/ Treasurer            Its      CFO/ Director
   ---------------------------         -----------------------------------------

                                    EXHIBIT A
                 DESCRIPTION OF EL CAPITAN - DELAWARE COLLATERAL


      All assets of El Capitan Precious Metals, Inc., a Delaware corporation (the "Company"), including without limitation, the following:

      Inventory: All inventory of the Company as that term is defined in the Uniform Commercial Code, whether now owned or hereafter acquired or in which the Company obtains rights, whether consisting of whole goods, spare parts or components, supplies or materials whether acquired, held or furnished for sale, for lease, for participation, revenue-sharing or other similar arrangements, or under contracts or for manufacture or processing, and wherever located, to include, without limitation, all gold, silver and other precious metals and minerals, as extracted, now owned or hereafter acquired by the Company;

      Equipment: All equipment of the Company, whether now owned or hereafter acquired, including all present and future machinery, vehicles, furniture, fixtures, office and recordkeeping equipment, parts, tools, supplies and all other goods (except inventory) used or bought for use by the Company for any business or enterprise and including specifically (without limitation) all accessions thereto, all substitutions and replacements thereof, and all like or similar property now owned or hereafter acquired by the Company, and all of which is owned by the Company, and all deposits made on any such equipment;

      Deposit Accounts and Other Cash: All deposits and deposit accounts with any bank, savings and loan association, credit union or like organization, and all funds and amounts therein, and whether or not held in trust, or in custody or safekeeping, or otherwise restricted or designated for a particular purpose, and all other cash or marketable securities on hand, whether held in-vault or otherwise;

      Receivables: Each and every right of the Company to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, or of a loan, out of the overpayment of taxes or other liabilities, or any other transaction or event, whether such right to payment is created, generated or earned by the Company or by some other person who subsequently transfers his, her or its interest to the Company, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and other security interests) which the Company may at any time have by law or agreement against any account debtor or other person obligated to make such payment or against any property of such account debtor or other persons including, but not limited to, all present and future accounts, contract rights, chattel paper, bonds, notes and other debt instruments, and rights to payment in the nature of general intangibles;

      General Intangibles: All general intangibles of the Company whether now owned or hereafter acquired, including (without limitation) all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Company's name, the Company's internet domain names and address and the goodwill of the Company's business; and

      Securities: All securities, joint venture and other equity interests (including mining claims and mineral exploration rights) now owned or hereafter acquired by the Company, including (a) the Company's ownership interest, if any, in the (i) El Capitan mine, located in Lincoln County, New Mexico (near Capitan, New Mexico), (ii) COD mine located in Mohave County, Arizona, (iii) Weaver mine located in Maricopa County, Arizona (near Congress, Arizona) and (iv) Rainbow Valley mine located in Maricopa County, Arizona (near Mobile, Arizona); (b) all shares of common stock of El Capitan, Ltd., an Arizona corporation, owned by the Company and (c) any shares of capital stock of any wholly-owned or partially-owned subsidiary of the Company or any other entity in which the Company owns an interest; all certificates, receipts and other instruments evidencing any of interests or securities described in the foregoing clauses
(a), (b), and (c), and all dividends, cash, earnings, securities and other property received or otherwise distributed in respect of or in exchange for any or all of such interests or securities; and all additional interests or securities described above in clauses (a), (b), and (c) from time to time acquired by the Company in any manner, and all dividends, cash, earnings, securities and other property received or otherwise distributed in respect of or in exchange for any or all of such interests or securities.

      The Collateral shall include (i) all substitutes and replacements for and proceeds of any and all of the foregoing property, and in the case of all tangible Collateral, all accessions, accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or use in connection with any such goods and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

                                    EXHIBIT B

                                   STOCK POWER



      For value received, the undersigned has bargained, sold, assigned, and transferred, and by these presents does bargain, sell, assign and transfer unto Whitebox Intermarket Partners, L.P., a British Virgin Islands limited partnership, 4,000 shares of Common Stock of El Capitan, Ltd., an Arizona corporation (the "Company"), standing in its name on the books of the Company, represented by share Certificate No. 3 of the Company herewith and does constitute and appoint the Company its true and lawful attorney-in-fact, IRREVOCABLY, and in its name and stead, to sell, assign, transfer and set over, all or any part of the said stock, and for that purpose to make and execute all necessary acts of assignment and transfer, and one or more persons to substitute with like full power, hereby ratifying and confirming all that any said attorney or its substitute or substitutes shall lawfully do by virtue hereof.

      Date: ___________________

                                 El Capitan Precious Metals, Inc.,
                                 a Delaware corporation


                                 By: ___________________________________________
                                 Its:  _________________________________________